UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 14, 2025

Fold Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41168	86-2170416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11201 North Tatum Blvd., Suite 300, Unit 42035 Phoenix, Arizona	85028
(Address of principal executive offices)	(Zip Code)

(866) 365-3277

Registrant’s telephone number, including area code

FTAC Emerald Acquisition Corp.

2929 Arch Street, Suite 1703

Philadelphia, PA 19104

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FLDD	OTCQB Venture Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	FLDDW	OTCQB Venture Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Fold” and the “Company” refer to Fold Holdings, Inc., a Delaware corporation (f/k/a FTAC Emerald Acquisition Corp.), and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “Emerald” refer to FTAC Emerald Acquisition Corp., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section entitled “Frequently Used Terms” beginning on page 2 thereof, and such definitions are incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination

As disclosed under the sections entitled “Proposal No. 1—The Business Combination Proposal,” “The Business Combination” and “The Merger Agreement” beginning on pages 131, 132 and 153, respectively, of the proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) by Emerald on January 22, 2025, Emerald entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 24, 2024, with EMLD Merger Sub Inc., a direct, wholly owned subsidiary of Emerald (“Merger Sub”), and Fold, Inc., a Delaware corporation (“Legacy Fold”). Pursuant to the Merger Agreement, Merger Sub was merged with and into Legacy Fold, with Legacy Fold surviving the merger as a wholly owned subsidiary of the Company (the “Business Combination” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”).

Special Meeting and Closing of the Transactions

On February 13, 2025, Emerald held a special meeting in lieu of the 2024 annual meeting of the Emerald stockholders (the “Special Meeting”), at which the Emerald stockholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Merger Agreement and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in the Proxy Statement/Prospectus.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, following the Special Meeting, on February 14, 2025 (the “Closing Date”), the Transactions were consummated (the “Closing”).

Item 2.01 of this Report discusses the consummation of the Transactions and the entry into agreements relating thereto and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

In connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Fold, Emerald ESG Sponsor LLC (“ESG Sponsor”), Emerald ESG Advisors, LLC (“ESG Advisors”) and Emerald ESG Funding, LLC (“ESG Funding” and, collectively with ESG Sponsor and ESG Advisors, the “Sponsors”), certain stockholders of Legacy Fold and certain stockholders of Emerald (collectively, the “Registration Rights Holders”) entered into an Amended and Restated Registration Rights Agreement, dated as of February 14, 2025 (the “A&R Registration Rights Agreement”).

Under the A&R Registration Rights Agreement, the Company is obligated to file a registration statement with the SEC to register the resale of (a) any shares of Common Stock held by a Registration Rights Holder as of the Closing and, to the extent acquired after the Closing and deemed to be a “restricted security” (as defined in Rule 144 promulgated under the Securities Act), any shares of Common Stock acquired following the Closing, and (b) any other equity security of the Company issued or issuable with respect to any such share of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, in each case held by such Registration Rights Holder.

The Company agreed to, within 20 business days after the Closing, file with the SEC a shelf registration statement registering the resale of the Common Stock held by the Registration Rights Holders and use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but in no event later than 60 days following the filing deadline. In addition, pursuant to the terms of the A&R Registration Rights Agreement and subject to certain requirements and customary conditions, the Sponsor holders are entitled to three demand registrations and the Legacy Fold holders are entitled to six demand registrations; provided, however, the Company is not obligated to participate in more than four demand registrations in any twelve month period. Further, the Company is not obligated to participate in an underwritten offering if the aggregate gross proceeds from such offering are expected to be $25 million or less. The A&R Registration Rights Agreement also provides “piggy-back” registration rights to such stockholders and their permitted transferees, subject to certain requirements and customary conditions.

The foregoing description of the A&R Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Sponsor Share Restriction Agreement

As previously disclosed, concurrently with the execution of the Merger Agreement, the Sponsors entered into the Sponsor Share Restriction Agreement (the “Sponsor Share Restriction Agreement”) with Emerald. Pursuant to the Sponsor Share Restriction Agreement, at the Closing, (i) all Private Placement Warrants were forfeited and cancelled, and (ii) approximately 5.3 million of the Sponsors’ founder shares (the “subject founder shares”) became subject to time-based transfer restrictions subject to early release as follows:

●	one-third of the subject founder shares shall remain subject to transfer restrictions until the earlier of (a) six months following the Closing or (b) the first date that the stock price exceeds $12.00 for 20 trading days of any consecutive 30 trading day period ending after the date that is 90 days after the Closing;

●	one-third of the subject founder shares shall remain subject to transfer restrictions until the earlier of (a) (x) in the event that Emerald and Fold raise $50 million or more as of the Closing, one year following the Closing, and (y) in the event that Emerald and Fold raise less than $50 million as of the Closing, two years following the Closing, or (b) the first date that the stock price exceeds $15.00 for 20 trading days of any consecutive 30 trading day period ending after the date that is 90 days after the Closing; and

●	one-third of the subject founder shares shall remain subject to transfer restrictions until the earlier of (a) ten years following the Closing or (b) the first date that the stock price exceeds $17.00 for 20 trading days of any consecutive 30 trading day period ending after the date that is 90 days after the Closing.

In the event that the Company raises less than $50 million from the date of the Merger Agreement through February 14, 2027 (the second anniversary of the Closing), the Sponsors shall automatically forfeit for no additional consideration up to 1,000,000 subject founder shares.

Lock-Up Agreement

On February 14, 2025, in connection with the consummation of the Business Combination and as contemplated by that certain Securities Purchase Agreement, dated as of December 24, 2024 (the “December 2024 Securities Purchase Agreement”), by and between Legacy Fold and ATW Growth Opportunities SPV, LLC (the “Investor”), certain holders (collectively, the “Lock-Up Parties” and each a “Lock-Up Party”) of Common Stock, entered into a Lock-Up Agreements (the “Lock-Up Agreements”) pursuant to which they each agreed, subject to certain customary exceptions, not to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase, make any short sale or otherwise dispose of or agree to dispose of, directly or indirectly, any securities of any such Lock-Up Party (including, without limitation, any securities issued pursuant to the Business Combination Registration Statement, any Common Stock and/or any Common Stock Equivalents) (the “Securities”), or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities and Exchange Act of 1934, as amended and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to any Securities owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Securities and Exchange Commission (respectively, each “Lock-Up Party’s Securities”), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any such Lock-Up Party’s Securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of any Securities, in cash or otherwise, (iii) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Securities (other than the Business Combination Registration Statement or as permitted pursuant to the A&R Registration Rights Agreement) or (iv) publicly disclose the intention to do any of the foregoing.

The Lock-Up Period under the Lock-Up Agreements shall terminate on August 14, 2025.

The foregoing descriptions of the December 2024 Securities Purchase Agreement and Lock-Up Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the December 2024 Securities Purchase Agreement and the Form of Lock-Up Agreement, respectively, which are filed as Exhibits 10.8 and 10.11, respectively, to this Report and are incorporated herein by reference.

The Form of Investor Notes and Form of Investor Warrants entered into pursuant to the December 2024 Securities Purchase Agreement are included in the Proxy Statement/Prospectus as Annex I and Annex J thereto, respectively, and are incorporated herein by reference.

Amendment to Sponsor Share Restriction Agreement

On February 14, 2025, the Company and the Sponsors entered into an amendment to the Sponsor Share Restriction Agreement (the “Amendment to the Sponsor Share Restriction Agreement”) to release 450,000 restricted shares of the Company from the price based lockup found therein.

The foregoing description of the Amendment to the Sponsor Share Restriction Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to the Sponsor Share Restriction Agreement, which is filed as Exhibit 10.18 to this Report and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As described in Item 1.01 above, on February 13, 2025, Emerald held the Special Meeting, at which the Emerald stockholders considered and adopted, among other matters, a proposal to approve the Merger Agreement and the Transactions. On February 14, 2025, the Business Combination was consummated. In connection with the Closing, the Company changed its name from “FTAC Emerald Acquisition Corp.” to “Fold Holdings, Inc.”

Holders of 3,304,183 shares of Emerald’s Class A Common Stock (the “Class A Common Stock”), sold in Emerald’s initial public offering (the “Initial Shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from Emerald’s initial public offering, calculated as of two business days prior to the Closing, which was approximately $11.07 per share, or $36,576,096 in the aggregate.

As a result of the Business Combination, each share of Legacy Fold common stock (including shares issued or deemed to be issued upon conversion of Legacy Fold preferred stock and SAFEs) was converted into the right to receive approximately 82.5% of a share of Common Stock.

As a result of the Business Combination, each outstanding Fold RSU Award was converted into an award of restricted stock units covering a number of shares of Common Stock determined by multiplying (i) the number of shares of Legacy Fold common stock subject to the Fold RSU Award immediately prior to the consummation of the Business Combination by (ii) 82.5% (rounded down to the nearest whole share).

In connection with the Business Combination, pursuant to the terms of the December 2024 Securities Purchase Agreement, the December 2024 Initial Investor Note was converted into the New Fold Initial Investor Note, convertible into 1,739,130 shares of Common Stock.

In connection with the Business Combination, pursuant to the terms of the December 2024 Securities Purchase Agreement and in exchange for existing Legacy Fold warrants, Fold issued to the Investor (i) warrants exercisable for 869,565 shares of Common Stock with an exercise price of $12.50 per share, (ii) warrants exercisable for 500,000 shares of Common Stock with an effective exercise price of $0.001 per share, and (iii) warrants exercisable for 869,565 shares of Common Stock with an exercise price of $11.50 per share.

After giving effect to the Transactions and the redemption of Initial Shares as described above, there are currently 46,138,876 shares of Common Stock issued and outstanding.

The Common Stock and warrants of the Company (“Warrants”) are expected to commence trading on the Nasdaq Capital Market (“Nasdaq”) under the symbols “FLD” and “FLDDW,” respectively, on or about February 19, 2025, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Business Combination.

As noted above, an aggregate of approximately $36,576,096 was paid from the Company’s trust account to holders that properly exercised their right to have Initial Shares redeemed, and an aggregate of approximately $14,052,210 was paid from the Company’s Trust Account to cover expenses incurred by Legacy Fold and Emerald in connection with the Business Combination. The remaining balance immediately prior to the Closing of approximately $799,176 will be released to Fold for general corporate purposes.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as the Company was immediately before the closing of the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Report may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our, our management team, our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including those related to the Business Combination. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Report and information incorporated herein by reference may include, for example, statements about:

●	the ability to recognize the anticipated benefits of the proposed Business Combination;

●	the financial and business performance of Fold, including financial projections and business metrics and any underlying assumptions thereunder;

●	the ability to obtain and/or maintain the listing of Fold’s Common Stock and Warrants on Nasdaq following the Business Combination;

●	the potential liquidity and trading of our public securities;

●	changes in Fold’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

●	the implementation, market acceptance and success of Fold’s business model;

●	Fold’s ability to scale in a cost-effective manner;

●	developments and projections relating to Fold’s competitors and industry;

●	the impact of health epidemics on Fold’s business and the actions Fold may take in response thereto;

●	expectations regarding the time during which we will be an emerging growth company under the JOBS Act;

●	Fold’s future capital requirements and sources and uses of cash;

●	Fold’s ability to obtain funding for its operations;

●	Fold’s business, expansion plans and opportunities;

●	Fold’s success in retaining or recruiting, or changes required in, officers, key employees or directors following the completion of the Business Combination;

●	the size of the addressable markets for Fold’s products and services;

●	Fold’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others; and

●	the outcome of any known and unknown litigation and regulatory proceedings.

These forward-looking statements are based on information available as of the date of this Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the outcome of any legal proceedings that may be instituted against Fold following announcement of the proposed Business Combination and transactions contemplated thereby;

●	the ability to obtain or maintain the listing of Fold Common Stock on Nasdaq following the Business Combination;

●	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of Fold to grow and manage growth profitably;

●	changes in applicable laws or regulations;

●	the ability of Fold to execute its business model;

●	Fold’s ability to attract and retain customers and expand customers’ use of Fold’s products and services;

●	risks relating to the uncertainty of the projected financial and operating information with respect to Fold;

●	Fold’s ability to raise capital;

●	the possibility that Fold may be adversely affected by other economic, business and/or competitive factors; and

●	other risks and uncertainties described in this proxy statement/prospectus, including those under the section in the Proxy Statement/Prospectus entitled “Risk Factors” beginning on page 43 thereof.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section entitled “Information About Fold” beginning on page 194 thereof and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 43 thereof and are incorporated herein by reference. A summary of the risks associated with the Company’s business are also described on pages 35-38 of the Proxy Statement/Prospectus under the heading “Summary of Risk Factors” and are incorporated herein by reference.

Financial Information

Consolidated Financial Statements

The unaudited condensed financial statements as of and for the nine months ended September 30, 2024 of Legacy Fold set forth in Exhibit 99.1 hereto have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and include the accounts of the Company.

Certain information or footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. These condensed financial statements and accompanying notes should be read in conjunction with the audited financial statements and accompanying notes for the years ended December 31, 2023 and 2022. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented. The interim results for the nine months ended September 30, 2024 are not necessarily indicative of the results to be expected for the year ending December 31, 2024, or for any future periods.

These unaudited condensed consolidated financial statements should be read in conjunction with the historical audited consolidated financial statements of Legacy Fold as of and for the years ended December 31, 2023 and 2022 and the related notes included in the Proxy Statement/Prospectus, the section entitled “Fold Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 215 of the Proxy Statement/Prospectus and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included herein.

The audited consolidated financial statements of Legacy Fold as of and for the years ended December 31, 2023 and 2022 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-2 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2024 and the year ended December 31, 2023 is included in the Proxy Statement/Prospectus in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 111 of the Proxy Statement/Prospectus and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2024 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of Legacy Fold as of and for the nine months ended September 30, 2024 and for the year ended December 31, 2023 is included in the Proxy Statement/Prospectus in the section titled “Fold Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 215 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Our historical results are not necessarily indicative of the results that may be expected for any period in the future. References in this section to “Fold,” “we,” “our,” “us” and the “Company” generally refer to Legacy Fold and its consolidated subsidiaries prior to the Business Combination and to the Company and its consolidated subsidiaries after giving effect to the Business Combination.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of our Common Stock immediately following consummation of the Transactions by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

●	each of our named executive officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise noted, the address of each beneficial owner is c/o Fold Holdings, Inc., 11201 North Tatum Blvd., Suite 300, Unit 42035, Phoenix, Arizona 85028-6039.

The beneficial ownership of our Common Stock is based on 46,138,876 shares of Common Stock issued and outstanding immediately following consummation of the Transactions, including the redemption of Initial Shares as described above.

Beneficial Ownership Table
Name of Beneficial Owners(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders:
Thesis, Inc.	4,127,542	8.95%
Craft Ventures II, L.P.	3,643,947	7.91%
Fulgur Frontier Capital LP	6,548,430	14.20%
Fulgur Ventures I, L.P.	4,360,345	9.45%
Emerald ESG Sponsor, LLC(2)	2,457,456	5.33%
Emerald ESG Advisors, LLC(2)	2,410,185	5.22%
Directors and Named Executive Officers:
Will Reeves(3)	3,110,568	6.74%
Wolfe Repass(4)	259,505	*
Nicolleta Goncalves(4)	132,479	*
Thomas Dickman(4)	360,145	*
Bracebridge H. Young Jr.	—	—
Andrew Hohns	—	—
Jonathan Kirkwood(5)	5,047,968	10.94%
Erez Simha	—	—
Lesley Goldwasser	—	—
Kirstin Hill	—	—

Directors and executive officers as a group (10 individuals)	8,910,665	19.31%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o 11201 N Tatum Blvd, Ste 300 #42035, Phoenix, AZ 85028-6039.

(2)	Shares are held directly by Emerald ESG Sponsor, LLC and Emerald ESG Advisors, LLC, each of which is managed by Betsy Cohen. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The business address of the persons noted is 2929 Arch Street, Suite 1703, Philadelphia, PA 19104.

(3)	Represents shares of Fold Common Stock and Fold RSUs.

(4)	Represents Fold RSUs.

(5)	Consists of shares held by Ten31 Join the Fold LLC and LOW TIME PREFERENCE FUND II, LLC. Jonathan Kirkwood is the co-founder and managing partner of Ten31 Join the Fold LLC and LOW TIME PREFERENCE FUND II, LLC and disclaims beneficial ownership of all shares held by Ten31 Join the Fold LLC and LOW TIME PREFERENCE FUND II, LLC, except to the extent of his pecuniary interest therein.

Directors and Executive Officers

The Company’s directors and executive officers effective as of the Closing are described in the Proxy Statement/Prospectus in the section entitled “Directors and Executive Officers After the Business Combination” beginning on page 253 thereof and that information is incorporated herein by reference.

Directors

Pursuant to the approval of Emerald stockholders from the Special Meeting, the following persons will constitute the Company’s Board effective upon the Closing: Will Reeves, Lesley Goldwasser, Kirstin Hill, Andrew Hohns, Jonathan Kirkwood, Erez Simha and Bracebridge H. Young Jr. Jonathan Kirkwood will serve as Chairman of the Board. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Directors and Executive Officers After the Business Combination” beginning on page 253, which is incorporated herein by reference.

Independence of Directors

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that each of the directors qualify as “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules, other than Will Reeves and Andrew Hohns. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Effective as of the Closing, the standing committees of the Company’s Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating Committee”). Each of the committees report to the Board.

Effective as of the Closing, the Board appointed Ms. Goldwasser, Ms. Hill and Mr. Simha to serve on the Audit Committee, with Mr. Simha as chair. The Board appointed Dr. Kirkwood and Mr. Young to serve on the Compensation Committee, with Dr. Kirkwood as chair. The Board appointed Ms. Hill and Mr. Young to serve on the Nominating Committee, with Mr. Young as chair.

Nomination of Directors

Effective as of the Closing, the Company has a nominating and corporate governance committee of the Company’s Board consisting solely of independent directors. Pursuant to Nasdaq Rule 5605-6(e)(1), the nomination of directors shall be made, or recommended to the board of directors, by a Nominating Committee of the board of directors consisting solely of independent directors, or by a majority of independent directors.

Director Compensation

The compensation of Legacy Fold’s directors is described in the Proxy Statement/Prospectus in the section titled “Director Compensation” beginning on page 213, which is incorporated herein by reference.

Executive Officers

Effective as of the Closing, Mr. Young resigned as Chief Executive Officer, and Douglas Listman resigned as Chief Financial Officer. Effective as of the Closing, the Board appointed Mr. Reeves to serve as Chief Executive Officer and Wolfe Repass to serve as Chief Financial Officer. Effective as of the Closing, the Board appointed Ms. Goncalves to serve as Vice President of Risk and Compliance and Mr. Dickman to serve as Chief Technology Officer. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Directors and Executive Officers After the Business Combination” beginning on page 253, which is incorporated herein by reference.

Executive Compensation

The compensation of Legacy Fold’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation” beginning on page 210, which is incorporated herein by reference.

Compensation” beginning on page 213 thereof and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 250 thereof and are incorporated herein by reference.

Risk Oversight

The Company’s risk management oversight is described in the Proxy Statement/Prospectus in the section entitled “Directors and Executive Officers After the Business Combination-Role of the New Fold Board in Risk Oversight/Risk Committee” beginning on page 256 thereof and that information is incorporated herein by reference.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against Fold or any members of its management team in their capacity as such.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Price and Dividend Information

The market price of and dividends on Emerald’s common equity, warrants and units and related stockholder matters is described in the Proxy Statement/Prospectus in the Section entitled “Ticker Symbol, Market Price and Dividend Policy” beginning on page 278 thereof and that information is incorporated herein by reference.

The Common Stock and Warrants are expected to commence trading on Nasdaq under the symbols “FLD” and “FLDDW,” respectively, on or about February 19, 2025, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Business Combination. Emerald’s units ceased trading separately on OTCQB Venture Market (“OTC”) on February 14, 2025.

Holders of Record

As of the Closing and following the completion of the Transactions, including the redemption of Initial Shares, as described above, the Company had 46,138,876 shares of Common Stock issued and outstanding held of record by 77 holders, no shares of preferred stock outstanding and 12,434,671 warrants outstanding held of record by one holder. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosures described in the Proxy Statement/Prospectus in the section entitled “Proposal No. 5—The Equity Incentive Plan Proposal” and “Proposal No. 6—The Employee Stock Purchase Plan Proposal” beginning on page 181 and 186 thereof, which are incorporated herein by reference. As described below, the Fold Holdings, Inc. 2025 Incentive Award Plan (the “2025 Plan”) and the Fold Holdings, Inc. 2025 Employee Stock Purchase Plan (the “ESPP”), including the authorization of the initial share reserves thereunder and annual increases thereto, were approved by Emerald’s stockholders at the Special Meeting.

Description of Registrant’s Securities to be Registered

The Company’s securities are described in the Proxy Statement/Prospectus in the section entitled “Description of Emerald’s Securities—New Fold Common Stock Following the Business Combination” beginning on page 262 thereof and that information is incorporated herein by reference. As described below, the Company’s Third Amended and Restated Certificate of Incorporation was approved by Emerald’s stockholders at the Special Meeting and became effective as of the Closing.

Indemnification of Directors and Officers

The indemnification of our directors and officers is described in the Proxy Statement/Prospectus in the section entitled “Directors and Executive Officers After the Business Combination—Limitation on Liability and Indemnification of Directors and Officers” beginning on page 260 thereof and that information is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Report relating to the change in the Company’s certifying accountant, which is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 to this Report is incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certified Accountant.

Effective following the audit by WithumSmith+Brown, PC (“Withum”), Emerald’s independent registered public accounting firm prior to the Business Combination, of Emerald’s financial statements for the year ended December 31, 2024, on February 14, 2025, the Audit Committee approved the engagement of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm to audit the Company’s financial statements. Marcum served as the independent registered public accounting firm of Legacy Fold prior to the Business Combination. Accordingly, Withum was informed that it would be replaced by Marcum as the Company’s independent registered public accounting firm.

Withum’s report on the Company’s financial statements as of December 31, 2023 and for the period from February 19, 2021 (inception) through December 31, 2023 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles.

In Withum’s report on the Company’s financial statements as of December 31, 2023, Withum raised substantial doubt as to the Company’s ability to continue as a going concern.

During the period from February 19, 2021 (inception) through December 31, 2023 and the subsequent period through September 30, 2024, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the period from February 19, 2021 (inception) to December 31, 2023 and the interim period through September 30, 2024, the Company did not consult Marcum with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Marcum that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Withum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. A letter from Withum is attached as Exhibit 16.1 to this Report.

Item 5.01. Changes in Control of the Registrant.

The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Officers,” “Executive Compensation,” “Director Compensation,” “Certain Relationships and Related Transactions” and “Indemnification of Directors and Executive Officers” in Item 2.01 to this Report is incorporated herein by reference.

2025 Incentive Award Plan

At the Special Meeting, the stockholders of Emerald considered and approved the 2025 Plan. The 2025 Plan was previously approved, subject to stockholder approval, by the board of directors of Emerald. The 2025 Plan became effective immediately upon the Closing. An aggregate number of shares equal to the sum of  (i) 10% of the fully-diluted shares of New Fold Common Stock as of the Closing (ii) the number of shares that remained available for issuance under Legacy Fold’s 2019 Equity Incentive Plan (as amended, the “2019 Plan”) as of the Closing and (iii) the number of shares that were subject to awards under the 2019 Plan as of the Closing and which, following the Closing, became available for grant under the 2025 Plan, were initially reserved under the 2025 Plan.

A summary of the material terms of the 2025 Plan is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 5—The Equity Incentive Plan Proposal” beginning on page 181 thereof, which is incorporated herein by reference. Such summary and

The foregoing descriptions are qualified in their entirety by the full text of the 2025 Plan, a copy of which is attached hereto as Exhibit 10.4, and incorporated herein by reference.

2025 Employee Stock Purchase Plan

At the Special Meeting, the stockholders of Emerald considered and approved the ESPP. The ESPP was previously approved, subject to stockholder approval, by the board of directors of Emerald. The ESPP became effective immediately upon the Closing. A total of 922,778 shares of Common Stock were initially reserved under the ESPP.

A summary of the material terms of the ESPP is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 6—The Employee Stock Purchase Plan Proposal” beginning on page 186 thereof, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by the full text of the ESPP, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Executive Severance Plan

On February 14, 2025, the Board adopted, effective as of the Closing, the Fold Holdings, Inc. Executive Severance Plan (the “Executive Severance Plan”). The Executive Severance Plan provides certain severance payments and benefits to employees with a title of Vice President or higher, who are selected by the Compensation Committee to participate, in the event of a Qualifying Termination (as defined below). The material terms and conditions of the Executive Severance Plan as they relate to Will Reeves (Chief Executive Officer), Wolfe Repass (Chief Financial Officer) and Nicolletta Goncalves (Vice President of Risk and Compliance), each of whom is a named executive officer (each, an “Executive”), are described below.

Under the Executive Severance Plan, in the event of an Executive’s termination of employment by the Company without “cause” or (for Messrs. Reeves and Repass) by the Executive for “good reason” (each as defined in the Executive Severance Plan) (each, a “Qualifying Termination”), the Executive will be eligible to receive the following payments and benefits:

(i)	Continued payment of the Executive’s base salary for 12 months (for Mr. Reeves), nine months (for Mr. Repass) or six months (for Ms. Goncalves) following the Qualifying Termination.

(ii)	Company-subsidized COBRA continuation for the Executive and his or her covered dependents for up to 12 months (for Mr. Reeves), nine months (for Mr. Repass) or six months (for Ms. Goncalves) following the Qualifying Termination.

(iii)	Each outstanding Company equity award held by the Executive as of the date of the Qualifying Termination will be treated in accordance with the terms and conditions of the applicable Company equity plan and award agreement governing such equity award.

In the event of the Executive’s Qualifying Termination during the 12-month period following the consummation of a “change in control” of the Company (as defined in the 2025 Plan or successor equity incentive plan) or, solely if such Qualifying Termination is at the request of the acquirer in the change in control or otherwise related to the change in control, during the three-month period prior to the consummation of such change in control, the Executive will be eligible to receive the following payments and benefits (in lieu of the payments and benefits described above):

(i)	An amount equal to 18 months (for Mr. Reeves), 12 months (for Mr. Repass) or nine months (for Ms. Goncalves) of base salary, payable in a lump sum.

(ii)	Company-subsidized COBRA continuation for the Executive and his or her covered dependents for up to 18 months (for Mr. Reeves), 12 months (for Mr. Repass) or nine months (for Ms. Goncalves) following the Qualifying Termination.

(iii)	An amount equal to 150% (for Mr. Reeves), 100% (for Mr. Repass) or 75% (for Ms. Goncalves) of the Executive’s target annual cash performance bonus for the Company fiscal year in which such Qualifying Termination occurs, payable in a lump sum.

(iv)	Except to the extent that the applicable Company equity plan or award agreement governing an equity award provides otherwise, full accelerated vesting of outstanding and unvested Company equity awards, with any performance goals applicable to such equity awards deemed achieved at target performance.

The Executive’s right to receive the applicable severance payments and benefits is subject to his or her execution, delivery, and, as applicable, non-revocation of a general release of claims in favor of the Company and its affiliates, and continued compliance with any applicable restrictive covenants.

Additionally, if any payments under the Executive Severance Plan, together with any other amounts paid to the Executive, would subject the Executive to an excise tax under Section 4999 of the Internal Revenue Code, such payments will be reduced to the extent that such reduction would produce a better net after-tax result for the Executive.

The foregoing summary of the Executive Severance Plan is qualified in its entirety by reference to the full text of the Executive Severance Plan, a copy of which is attached hereto as Exhibit 10.17 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 14, 2025, in connection with the consummation of the Transactions, the Company amended and restated its certificate of incorporation, effective as of the Closing (the “A&R Charter”), and amended and restated its bylaws (as amended, the “A&R Bylaws”) effective as of the Closing.

Copies of the A&R Charter and the A&R Bylaws are attached as Exhibit 3.1 and Exhibit 3.2 to this Report, respectively, and are incorporated herein by reference.

The material terms of each of the A&R Charter and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the sections titled “Proposal No. 2—The Organizational Documents Proposal,” “Proposal No. 3—The Advisory Organizational Documents Proposal,” “Description of Fold’s Securities,” and “Comparison of Corporate Governance and Stockholders’ Rights” beginning on pages 176, 177, 262 and 275 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on February 14, 2025, the Board approved and adopted a new Code of Business Ethics and Conduct applicable to all employees, officers and directors of the Company. A copy of the Code of Business Ethics and Conduct can be found at foldapp.com. The above description of the Code of Business Ethics and Conduct does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Business Ethics and Conduct, a copy of which is filed as Exhibit 14.1 hereto and incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 131 thereof, which is incorporated herein by reference.

Item 8.01. Other Events.

On February 14, 2025, the Company issued a press release announcing the completion of the Business Combination, a copy of which is furnished as Exhibit 99.3 hereto.

The information set forth in Item 8.01 (including Exhibit 99.3) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statement and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Legacy Fold as of and for the years ended December 31, 2023 and 2022 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-2 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The unaudited condensed financial statements of Legacy Fold as of and for the nine months ended September 30, 2024 and 2023 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of September 30, 2024 and for the nine months ended September 30, 2024 and for the year ended December 31, 2023 is filed as Exhibit 99.2 and incorporated herein by reference.

(c) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date

2.1*	Agreement and Plan of Merger, dated July 24, 2024, by and among FTAC Emerald Acquisition Corp., FTAC EMLD Merger Sub Inc. and Fold, Inc. (included as Annex A to the proxy statement/prospectus, which is a part of this Registration Statement).	S-4	2.1	10/7/24

3.1	Third Amended and Restated Certificate of Incorporation of Fold Holdings, Inc.

3.2	Amended and Restated Bylaws of Fold Holdings, Inc.

4.1	Specimen Common Stock Certificate.	S-4	4.6	1/14/25

4.2	Specimen Warrant Certificate.	S-4	4.7	1/14/25

4.3	Warrant Agreement, dated as of December 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.	8-K	4.1	12/21/21

10.1	Amended and Restated Registration Rights Agreement, dated as of February 14, 2025, by and among the Company, certain stockholders of Emerald named therein and certain stockholders of Legacy Fold named therein.

10.2	Form of Indemnification Agreement.

10.3	Fold, Inc. 2019 Equity Incentive Plan.

10.4	Fold Holdings, Inc. 2025 Incentive Award Plan.

10.5	Fold Holdings, Inc. 2025 Employee Stock Purchase Plan.

Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date

10.6	Form of Notice of Restricted Stock Unit Grant under the Fold, Inc. 2019 Equity Incentive Plan.

10.7	Securities Purchase Agreement, dated as of December 24, 2024, by and between Fold, Inc. and ATW Growth Opportunities SPV, LLC.

10.8	Form of Registration Rights Agreement.

10.9	Form of Perfection Certificate.

10.10	Form Lock-Up Agreement.

10.11	Offer Letter, dated as of August, 20, 2019, by and between Fold, Inc. and Will Reeves.

10.12	Offer Letter Amendment, dated as of March 23, 2021, by and between Fold, Inc. and Will Reeves.

10.13	Offer Letter, dated as of March 26, 2021, by and between Fold, Inc. and Wolfe Repass.

10.14	Promotion Letter, dated as of May 19, 2022, by and between Fold, Inc. and Wolfe Repass.

10.15	Offer Letter, dated as of December 15, 2021, by and between Fold, Inc. and Nicolleta Goncalves.

10.16	Fold Holdings, Inc. Non-Employee Director Compensation Program.

10.17	Fold Holdings, Inc. Executive Severance Plan

10.18	Amendment to the Sponsor Share Restriction Agreement, dated as of February 14, 2025, by and among FTAC Emerald Acquisition Corp., Emerald ESG Sponsor, LLC and Emerald ESG Advisors LLC.

14.1	Code of Conduct of Fold Holdings, Inc.

16.1	Letter from Withum to the Securities and Exchange Commission.

21.1	Subsidiaries of the Company.

99.1	Unaudited condensed financial statements of Legacy Fold for the nine months ended September 30, 2024 and 2023.

99.2	Unaudited pro forma condensed combined financial information of the Company for the nine months ended September 30, 2024.

99.3	Press Release dated February 14, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Fold Holdings, Inc.

Date: February 14, 2025	By:	/s/ Will Reeves
	Name:	Will Reeves
	Title:	Chief Executive Officer